SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             [Amendment No. ___________]

     Filed by the Registrant /X/
     Filed by a party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement
     / / Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         Keystone Heritage Group, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) or Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing party:

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     (4) Date filed:

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

                         KEYSTONE HERITAGE GROUP, INC.

CORPORATE HEADQUARTERS                  SUBSIDIARIES
555 Willow Street                       Lebanon Valley National Bank
P.O. Box 1285                           Keystone Heritage Life Insurance Company
Lebanon, Pennsylvania 17042
Area 717-274-6858

                                        March 11, 1996

TO:            Stockholders

CORRECTION:    Notice of Annual Meeting of Stockholders to be held Tuesday,
               April 16, 1996.

Page 4-- The last paragraph of the section entitled "Meetings and Committees of the Board of Directors" is incorrect in that Thomas
               I. Siegel did attend at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Company and the committees of which he serves.


                                        Yours sincerely,


                                        KEYSTONE HERITAGE GROUP, INC.



                                        /s/ Albert B. Murry
                                        Albert B. Murry
                                        President and Chief Executive Officer



ABM/pl